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                                                                      Exhibit 99

                         Form 3 Joint Filer Information

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Name:                                   D. E. Shaw & Co., L.P.

Address:                                120 West Forty-Fifth Street, Floor 39, Tower 45
                                        New York, NY 10036

Designated Filer:                       D.E. Shaw Laminar Portfolios, L.L.C.

Issuer & Ticker Symbol:                 FAO, Inc. (FAOOQ)

Date of Event Requiring Statement:      1/15/04

Signature:                              D. E. Shaw & Co., L.P.



                                        By:  /s/ Stuart Steckler
                                             -------------------
                                             Stuart Steckler
                                             Managing Director



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Name:                                   D. E. Shaw & Co., L.L.C.

Address:                                120 West Forty-Fifth Street, Floor 39, Tower 45
                                        New York, NY 10036

Designated Filer:                       D.E. Shaw Laminar Portfolios, L.L.C.

Issuer & Ticker Symbol:                 FAO, Inc. (FAOOQ)

Date of Event Requiring Statement:      1/15/04

Signature:                              D. E. Shaw & Co., L.L.C.


                                        By:  /s/ Stuart Steckler
                                             -------------------
                                             Stuart Steckler
                                             Managing Director



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Name:                                   David E. Shaw

Address:                                120 West Forty-Fifth Street, Floor 39, Tower 45
                                        New York, NY 10036

Designated Filer:                       D.E. Shaw Laminar Portfolios, L.L.C.

Issuer & Ticker Symbol:                 FAO, Inc. (FAOOQ)

Date of Event Requiring Statement:      1/15/04

Signature:                              David E. Shaw


                                        By:  /s/ Stuart Steckler
                                             -------------------
                                             Stuart Steckler
                                             Attorney-in-Fact
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